UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 28, 2009

FUTURE CANADA CHINA ENVIRONMENT INC.
(Exact name of registrant as specified in its charter)

Nevada	333-150110	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

114 West Magnolia Street, Suite 437, Bellingham, Washington		98225
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(360) 392-2828

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d -2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e -4(c))

Item 1.01     Entry into a Material Definitive Agreement

As used in this current report, the terms “we”, “us” and “our” refer to Future Canada China Environment Inc., a Nevada corporation.

On February 2, 2009, we entered into a share exchange agreement with Guangdong Hongmao Industrial Co., Ltd., a People’s Republic of China Corporation, and the shareholders of Guangdong Hongmao Industrial Co., Ltd. Pursuant to the terms of the share exchange agreement, we have agreed to acquire all of the issued and outstanding shares of Guangdong Hongmao Industrial Co., Ltd.’s common stock in exchange for the issuance by our company of such number of shares of our common stock as is equal to the total of Guangdong Hongmao Industrial Co., Ltd.’s assets, as set out in the audited statements of Guangdong Hongmao Industrial Co., Ltd., divided by the closing market price of our company’s common stock as quoted on the Over the Counter Bulletin Board as of the closing date of the agreement, to the shareholders of Guangdong Hongmao Industrial Co., Ltd. A copy of the share exchange agreement is

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attached hereto as Exhibit 10.1.

Guangdong Hongmao Industrial Co., Ltd.

Guangdong Hongmao Industrial Co., Ltd. is principally engaged in the business of the production of biological fertilizer, ecological tree growing, high quality garden and flower growing, organic food and green vegetable processing, and a vegetable basket service project.

Terms and Conditions of the Share Exchange Agreement

The following is a brief description of the terms and conditions of the share exchange agreement that are material to our company:

1.

The representations and warranties of Guangdong Hongmao Industrial Co., Ltd., it’s shareholders and our company set forth in the share exchange agreement remain true, correct and complete in all respects as of the closing;

2.

All of the covenants and obligations that the respective parties are required to perform or to comply with pursuant to the share exchange agreement at or prior to the closing must have been performed and complied with in all material respects;

3.	Guangdong Hongmao Industrial Co., Ltd. and our company having received duly executed copies of all third party consents and approvals contemplated by the share exchange agreement, if any;

4.

Guangdong Hongmao Industrial Co., Ltd. and our company having been reasonably satisfied with their due diligence investigations of the other party that is reasonable and customary in a similar transaction; and

5.

Guangdong Hongmao Industrial Co., Ltd. will have delivered to our company audited financial statements prepared in accordance with United States GAAP and audited by an independent auditor registered with the Public Company Accounting Oversight Board in the United States.

The foregoing description of the share exchange agreement is qualified in its entirety by the contents of the share exchange agreement attached as Exhibit 10.1 to this current report.

Due to conditions precedent to closing, including but not limited to those set out above, and the risk that these conditions precedent will not be satisfied, there is no assurance that we will complete the share exchange.

Forward Looking Statements

This current report contains “forward-looking statements”, as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this current report which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things:

  the completion of the acquisition of all the issued and outstanding shares of Guangdong Hongmao Industrial Co., Ltd.;

  the receipt of director approvals required for the acquisition; and

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  the satisfactory completion of due diligence reviews by the parties to the acquisition.

Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainty of financial estimates and projections, the competitive and regulatory environment for cancer treatments, stock market conditions, unforeseen technical difficulties and our ongoing ability to operate a business and obtain financing. These forward-looking statements are made as of the date of this current report, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Although we believe that our beliefs, plans, expectations and intentions contained in this current report are reasonable, there can be no assurance that such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our registration statement on Form S-1, our quarterly reports on Form 10-Q and our other periodic reports filed from time-to-time with the Securities and Exchange Commission pursuant to the Securities Exchange Act.

Item 7.01     Regulation FD Disclosure

On January 28, 2009, the Securities and Exchange Commission announced the temporary suspension, pursuant to Section 12(k) of the Securities Exchange of 1934, of trading in the securities of our company. The temporary suspension will expire at 11:59 p.m. (Eastern Standard Time) on February 10, 2009.

The Securities and Exchange Commission temporarily suspended trading in our securities due to recent trading activity in our company’s common stock and due to questions concerning the accuracy and adequacy of the publicly available information regarding our planned acquisition of Guangdong Hongmao Industrial Co., Ltd.

Upon termination of the temporary suspension and in compliance with Rule 15c2-11, any brokers wishing to acquire any of our securities must have a copy of our prospectus, our most recent annual report and our most recent current reports and quarterly reports and based upon a review of such documents must have a reasonable basis for believing that such documents are accurate in all material respects and that the sources of such information are reliable.

Additionally, without limiting the foregoing, brokers must keep up-to-date information on our financial status, our company’s name, the address of our principal executive office, our state of incorporation, the name of our transfer agent, our insiders, the nature of our business, the nature of the products we offer and must provide this information to any potential purchasers of our common stock upon request.

Due to the implementation of British Columbia Instrument 51-509 on September 30, 2008 by the British Columbia Securities Commission, we have been deemed to be a British Columbia based reporting issuer. As such, we are required to file certain information and documents at www.sedar.com

Further to our Form 8-K filed on October 10, 2008 and our press releases dated November 10, 2008 and December 19, 2008, we wish to correct certain disclosure relating to the name of the company we plan to acquire. We incorrectly disclosed the name of the private company as Hong Mao Enterprise Ltd., the company’s correct name is Guangdong Hongmao Industrial Co., Ltd.

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Item 9.01     Financial Statements and Exhibits

10.1	Share exchange agreement dated February 2, 2009 between our company and Guangdong Hongmao Industrial Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURE CANADA CHINA ENVIROMENT INC.

HSI CHUN CHIANG
Hsi Chun Chiang
President, Secretary, Treasurer and
Director

Date: February 3, 2009

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